UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 8, 2019

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   641-585-3535

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

Stock Purchase Agreement

On November 8, 2019, Winnebago Industries, Inc. (“Winnebago”), pursuant to the terms of a previously announced Stock Purchase Agreement (the “Purchase Agreement”), dated September 15, 2019, by and among Winnebago, Octavius Corporation (the “Buyer” and, together with Winnebago, the “Buyer Entities”), Newmar Corporation (“Newmar”), Dutch Real Estate Corp. (“Dutch”), New-Way Transport Corp. (“New-Way Transport”), New-Serv, Inc. (“New-Serv”) (Newmar, Dutch, New-Way Transport, New-Serv and Newmar Risk Management, Inc., a wholly-owned subsidiary of Newmar, the “Acquired Companies”), the shareholders of Newmar, Dutch, New-Way Transport and New-Serv (the “Sellers”) and the sellers agent, consummated the acquisition of the Acquired Companies (the “Transaction”).

The consideration paid by the Buyer Entities to the Sellers pursuant to the terms of the Purchase Agreement was approximately $270.0 million in cash, subject to purchase price adjustments as stipulated in the Purchase Agreement, and 2,000,000 shares of Winnebago common stock that were valued at a price per share based on the volume weighted average share price of Winnebago’s common stock for the five trailing days prior to the closing of the Transaction. The cash portion of the purchase price of the Transaction and certain transaction expenses were funded through the previously announced private placement of $300.0 million in aggregate principal amount of 1.50% convertible senior notes due 2025 that Winnebago issued to certain initial purchasers on November 1, 2019.

Ancillary Agreements

In connection with the closing of the Transaction, Winnebago and the Sellers have entered into certain ancillary agreements previously disclosed. Each of the Sellers has agreed to certain covenants pursuant to the terms of a standstill agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The standstill agreement provides that, subject to certain limited exceptions, for up to one year after closing of the Transaction each Seller is prohibited from taking certain hostile actions with respect to Winnebago. Each of the Sellers has also entered into a lock-up letter agreement that, subject to certain limited exceptions, restricts such Sellers from transferring their shares of Winnebago common stock for one year from closing of the Transaction. A copy of the lock-up letter agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement and ancillary agreements are described herein to provide investors with information regarding the terms of the Transaction.  The foregoing descriptions of the Purchase Agreement and the ancillary agreements are not complete and are each subject to and qualified in their respective entirety by reference to the Purchase Agreement and the ancillary agreements that are filed herewith and incorporated herein by reference.

Item 3.02              Unregistered Sale of Equity Securities.

The information reported above under Item 2.01 of this Current Report on Form 8-K regarding the 2,000,000 shares of Winnebago common stock that the Sellers received in connection with the closing of the Transaction is incorporated herein by reference.

Item 8.01                                           Other Events.

On November 8, 2019, Winnebago issued a press release announcing the closing of the Transaction.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

The required financial statements of Newmar required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.2 and 99.3 to this Form 8-K and are incorporated herein by reference.

(b)   Pro Forma Financial Information

The required pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.

(d)   Exhibits

Exhibit Number	Description
2.1

Stock Purchase Agreement dated as of September 15, 2019, by and among Winnebago Industries, Inc., Octavius Corporation, Newmar Corporation, Dutch Real Estate Corp., New-Way Transport Corp., New-Serv, Inc., the shareholders of Newmar Corporation, Dutch Real Estate Corp., New-Way Transport Corp. and New-Serv, Inc. and Matthew Miller, as Sellers Agent*

10.1	Standstill Agreement dated as of September 15, 2019, by and among Winnebago Industries, Inc. and each of the investors named on the signature pages thereto.
10.2	Lock-Up Letter Agreement dated September 15, 2019, by and among Winnebago Industries, Inc. and each of the parties named on the signature pages thereto.
23.1	Consent of Crowe LLP.
99.1	Press release dated November 8, 2019
99.2

Unaudited balance sheet of Newmar as of June 30, 2019, the related statements of income, members’ equity (deficit), and cash flows for the trailing twelve months ended June 30, 2019, and the related notes thereto.

99.3	Audited balance sheet of Newmar as of December 31, 2018, the related statements of income, members’ equity (deficit), and cash flows for the year then ended, and the related notes thereto.
99.4	Unaudited Pro Forma Condensed Combined Financial Information.

*   Incorporated by reference to the exhibit number in Winnebago’s Current Report on Form 8-K dated September 16, 2019.

Cautionary Statement Regarding Forward-Looking Information

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to risks inherent in the achievement of expected financial results and cost synergies for the Transaction and the timing thereof, increases in interest rates, availability of credit, low consumer confidence, availability of labor, significant increase in repurchase obligations, inadequate liquidity or capital resources, availability and price of fuel, a slowdown in the economy, increased material and component costs, availability of chassis and other key component parts, sales order cancellations, slower than anticipated sales of new or existing products, new product introductions by competitors, the effect of global tensions, integration of operations relating to mergers and acquisitions activities, business interruptions, any unexpected expenses related to our Enterprise Resource Planning System, risks related to compliance with debt covenants and leverage ratios, and other factors. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company’s filings with the Securities and Exchange Commission (“SEC”) over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release or to reflect any changes in the Company’s expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date: November 8, 2019	By:	/s/ Stacy L. Bogart
	Name:	Stacy L. Bogart
	Title:	Vice President, General Counsel and Corporate Secretary